Developing innovative therapeutics to address unmet needs Corporate Presentation / May 2023 www.revbiosciences.com

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These forward-looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions. We caution investors that forward-looking statements are based on management’s expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward-looking statements. Revelation cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability of Revelation to meet its financial and strategic goals, due to, among other things, competition; the ability of Revelation to grow and manage growth profitability and retain its key employees; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation’s product candidates; the clinical utility of an increase in intranasal cytokine levels as a biomarker of viral infections; the risk that our preclinical studies will not demonstrate sufficient positive data to support commencement of clinical trials; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies; changes in applicable laws or regulations; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for REVTx-100, REVTx-200, REVTx-300, REVTx-99b, REVDx-501, or any other product candidates; potential indications for which product candidates may be developed; the potential impact that COVID 19 may have on Revelation’s suppliers, vendors, regulatory agencies, employees and the global economy as a whole; the ability of Revelation to maintain the listing of its securities on NASDAQ; the expected duration over which Revelation’s balances will fund its operations; the ability of Revelation to obtain further financing and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation.

PHAD-Based Therapeutic Development Pipeline Revelation has a pipeline of potential high-value products based on the activity of PHAD Revelation has developed proprietary formulations and methods of use to deliver phosphorylated hexaacyl disaccharide (PHAD®) systemically or locally to treat various diseases All current product candidates are based on the GEMINI formulation of PHAD Program Number Discovery Preclinical Phase 1 Phase 2 Next Milestone REVTx-300 Initiate Phase 1a* study REVTx-100 Initiate Phase 1a* study Prevention of post surgical infection Acute/chronic kidney disease *Phase 1a is the same study, data will be used to support both REVTx-100 and REVTx-300

Cytokine induction PHAD is a Well-Defined TLR4 Agonist with Multiple Potential Applications REVTx-300 Program Treatment of acute and chronic inflammatory disease AKI CKD Myocarditis PHAD Redirection of Innate Immune Response REVTx-100 Program Prevention and treatment of healthcare associated infection Trained immunity Licensed from Vanderbilt University Colorectal surgery Burn wound related infection MRSA TGF-β IL-6 TNF-a IL-10 NGAL Hepcidin

REVTx-300 For the Treatment of Acute and Chronic Kidney Diseases

REVTx-300 Program Highlights 1. Zwirner, N. and Ziblat, A. 2017 doi: 10.3389/fimmu.2017.00025 2. Ismaeli, J. et. al. 2022 doi: 10.4049/jimmunol.168.2.926 3. Hernandez, A. et. al. 2019 DOI: 10.1097/CCM.0000000000003967 4. Revelation Data Chronic and acute organ disease (AKI, CKD, NASH, and myocarditis) propagated by inflammation, followed by fibrosis, and ultimately loss of organ function Significant protection from AKI observed in ischemia reperfusion model Significant anti-fibrotic activity observed in preclinical AKI and CKD model (UUO) with PHAD treatment Intellectual Property Patent applications covering formulations and methods of treating and preventing acute and chronic organ disease filed Scientific Rationale 1, 2, 3, 4 Market CDC estimated 15% of US adults have CKD CDC estimates an annual Medicare cost for CKD of $87 billion Next Steps Conduct additional nonclinical studies for AKI, CKD and potentially other inflammatory conditions. Initiate Phase 1 study in 2023 (This is the same Phase 1 study as noted for REVTx-100, data will support both)

PHAD Pretreatment Reduces AKI in a Unilateral Ischemia/Reperfusion Model 1. Hernandez A, Patil N, et. al. Pretreatment with a novel Toll-like receptor 4 agonist attenuates renal ischemia-reperfusion injury. American Journal of Physiology-Renal Physiology 2023 324:5, F472-F482 Mice pretreated with intravenous PHAD at 2, 20 and 200 µg/mouse or vehicle control, 48 and 24 hours prior to undergoing right nephrectomy followed by clamping of the left renal pedicle for 28 minutes. A) Blood was analyzed for BUN and creatinine at baseline (D0), and post-injury day 1 and 3. Results expressed as means +/-SEM with N = 8. Two-way ANOVA was used to compare differences between PHAD- and vehicle-treated mice over time, with p values indicated; B) Representative images of periodic acid-Schiff staining (PAS) sections of the outer medulla at Day 3 after injury in sham, vehicle- and PHAD-treated mice. Arrows point to casts within the collecting tubules. Scale bar, 100 µm. N = 6. C) Pretreatment with PHAD reduced tubular injury in a dose dependent manner as visualized (PAS).

PHAD Pretreatment Reduces AKI in a Bilateral Ischemia/Reperfusion Model1 1. Hernandez A, Patil N, et. al. Pretreatment with a novel Toll-like receptor 4 agonist attenuates renal ischemia-reperfusion injury. American Journal of Physiology-Renal Physiology 2023 324:5, F472-F482 Mice were pretreated with intravenous PHAD at 200 µg/mouse or vehicle control, 48 and 24 hours prior to undergoing bilateral renal pedicle clamping for 24 minutes. A) Blood was analyzed for BUN and creatinine at baseline (0), and post-injury day 1 and 3. Results expressed as means +/-SEM with N = 10. Two-way ANOVA was used to evaluate between group differences over time (p <0.05 for both BUN and serum creatinine), with p values shown after Sidak’s correction for multiple post hoc between group comparisons at each time point; B) Tubular injury scores in the outer stripe of the outer medulla from PAS-stained sections Day 3 after injury; C) Apoptosis in the outer stripe of the outer medulla from TUNEL stained sections Day 3 after injury. N = 6-7.

PHAD Treatment Reduces Fibrosis in Acute and Chronic Kidney Model (UUO in Rats) Composite data represents the average of 3 anatomically distinct depths (10 images / depth / rat / group = ~60-65% of renal cortical area) Renal cortical fibrosis, expressed as Collagen Volume Fraction (CVF; via quantitation of PSR stained tissue sections) was increased in vehicle-treated UUO obstructed kidneys relative to sham-operated control SB-525334 attenuated UUO-induced increases in renal cortical CVF Rats (n=11-12 per treatment group) were subjected to the UUO surgical procedure. Treatment with PHAD resulted in a significant dose-dependent reduction in fibrosis The high dose group (0.9 mg/kg) reduced new collagen deposition (fibrosis) by 58% vs new collagen deposition observed in the no treatment UUO group (normalized to sham group, n=6)

PHAD Antifibrotic Effects Likely Mediated by Validated Target Cytokines TGF-β is pro-fibrotic and is directly linked to the propagation of fibrosis1,2,3,4 IL-10 is a key driver for the reduction and resolution of inflammation NGAL is an important defense for preventing excessive oxidative damage resulting from injury/ongoing inflammation Mohy doi: 10.1016/j.mgene.2014.08.002, Tian doi: 10.3892/etm.2019.8355, Nawar, Elham A. et al. “Clinical value of transforming growth factor beta as a marker of fibrosis in adolescents with Chronic Liver Diseases.” (2011) 4. De Heer, E., et. al. Nephrol Dial Transplant (2000) 15 [Suppl 6]: 72–73

AKI Epidemiology In the US, 1% of all hospital admissions have AKI on admission1 During hospitalization, the approximate incidence rate of acute kidney injury is 2 to 5% and it develops in up to 67% of patients admitted in the intensive care unit1 AKI is an important contributor to increased hospital stay duration and patient morbidity 2,3,4 1. Acute Kidney Injury Abhinav Goyal; Parnaz Daneshpajouhnejad; Muhammad F. Hashmi; Khalid Bashir 2. Winther-Jensen M, Kjaergaard J, Lassen JF, Køber L, Torp-Pedersen C, Hansen SM, Lippert F, Kragholm K, Christensen EF, Hassager C. Use of renal replacement therapy after out-of-hospital cardiac arrest in Denmark 2005-2013. Scand Cardiovasc J. 2018 Oct;52(5):238-243 3. Park S, Lee S, Lee A, Paek JH, Chin HJ, Na KY, Chae DW, Kim S. Awareness, incidence and clinical significance of acute kidney injury after non-general anesthesia: A retrospective cohort study. Medicine (Baltimore). 2018 Aug;97(35):e12014. 4. Kirkley MJ, Boohaker L, Griffin R, Soranno DE, Gien J, Askenazi D, Gist KM., Neonatal Kidney Collaborative (NKC). Acute kidney injury in neonatal encephalopathy: an evaluation of the AWAKEN database. Pediatr Nephrol. 2019 Jan;34(1):169-176. 5. CDC Trends in Hospitalizations for Acute Kidney Injury — United States, 2000–2014 6 .Acute kidney injury identified by the following International Classification of Diseases, Ninth Revision, Clinical Modification codes: at least one diagnostic code of 584 or at least one procedure code of 39.95 or 54.98 and excluding the following codes: V45.1, V56.0, V56.31, V56.32, and V56.8. Age-standardized incidence of hospitalizations with acute kidney injury6 among men and women aged ≥20 years with and without diabetes — United States, 2000–20145

AKI as a Result of Cardiac Surgery DOI: 10.2147/IJNRD.S167477 DOI: 10.1097/ACO.0000000000000422 DOI: 10.214470/1678-9741-2018-0084 Up to 31% Of patients undergoing cardiac surgery with no prior CKD develop post operative AKI3 50% Death rate of patients that develop post operative AKI2 $42.6k Average cost of treatment directly attributable to AKI2 4-7 days Additional hospital days for patients with postoperative AKI2 8x Increased risk of death for patients that develop postoperative AKI3 79% Rate of postoperative AKI patients that develop a least one other complication2 Acute kidney injury is a major medical problem that is of particular concern after cardiac surgery.1 Additionally, evidence suggests that even slight postoperative increases in serum creatinine levels are associated with a significant increase in the risk of death.2

Total US Addressable Market for REVTx-300 is over 42M Annual Potential Patients Our initial strategy will be to seek approval for prevention of AKI following surgery. Initial clinical studies will enroll patients undergoing cardiac surgery. Conservatively, if we treat 20% of the cardiac surgery AKI market: 900K x 20% = 180,000 x $7.5k = $1.35 billion annual revenue potential. In 2024 we will begin parallel development for the treatment of CKD to slow progression of disease. Conservatively, if we treat 5% of the CKD market: 37M x 5% = 1.85M x $2.5k = $4.6 billion annual revenue potential. Confidential

REVTx-300 Development Plan Phase Indication Anticipated Timing Use of Data Preclinical AKI (I/R) 2023 Support IND Preclinical Other 2023 Support additional indication Phase 1a Healthy volunteer 2023 Support Phase 1b study for REVTx-100 and REVTx-300 Phase 1b AKI1 2024 Support Phase 2 study Phase 2 AKI1 2024/2025 Support Phase 3 study/Potential partnering discussion Phase 2 CKD1 2025 Potential fast track, breakthrough designations possible REVTx-300 has potential utility across multiple indications Plan is to develop REVTx-300 as a treatment for multiple indications through Phase 3 Potential for strategic license and/or partner for commercialization

REVTx-300 Phase 1a/1b Draft Clinical Study Design Planned for 2023 6 cohorts/8 subjects per cohort randomized 1:4 placebo vs drug: Phase 1a: Health volunteers1 Phase 1b: Patients undergoing elective cardiac surgery 30 subjects randomized 1:1:1 placebo: low dose group: high dose group Single ascending dose followed for 1 week Readouts: safety and biomarker assessments All doses 24 hours prior to surgery. Follow for 4 weeks Readouts: safety and biomarker assessments. Includes rate of AKI, duration, and severity 1. Only one Phase 1a study needed for both REVTx-100 and REVTx-300

REVTx-100 For the Prevention of Healthcare Associated Infection

REVTx-100 Program Highlights Scientific Rationale 1. 2015 HAI and Antibiotic Use Prevalence Survey, CDC.gov Stimulation of TLR4 via the TRIF pathway with REVTx-100: Augments immune cell recruitment, which increases pathogen clearance Downregulates the pro-inflammatory response, reducing cellular damage and allowing healing to take place Multiple preclinical studies performed demonstrating consistent reduction or prevention of infection (both gram negative and gram positive) IV Administration of REVTx100 Intellectual Property US 11,389,465 (Licensed from Vanderbilt University). Additional related applications anticipated Regulatory Potential fast track, breakthrough designations possible. Potential for orphan status for certain indications Market Large Market potential: Approximately 3% of hospital patients suffer at least one hospital associated infection (HAI) (~687,000 HAI annual cases in acute care settings resulting in ~72,000 deaths)1 Next Steps Initiate Phase 1 healthy volunteer study in 2023

Pretreatment with PHADs Impart Protection from Gram Negative Bacterial Infection Hernandez, et. al. Phosphorylated Hexa-Acyl Disaccharides Augment Host Resistance Against Common Nosocomial Pathogens. DOI: 10.1097/CCM.0000000000003967 Study Design: Mice were pre-treated (24 and 48 hours) with vehicle, MPLA (20ug), or PHADs (20ug) prior to infection with P. aeruginosa. All given IP. Cell counts assessed from peritoneal lavage 6 hours post infection. n = 7 to 10 animals per group. Pre-treatment with MPLA and PHAD(s) demonstrated TLR4-mediated pathogen clearance Pre-treatment with MPLA or PHAD(s) demonstrated TLR4-mediated increased leukocyte recruitment in peritoneal cavity

Study Design: Mice were pre-treated (24 and 48 hours) with vehicle, MPLA (1 mg/kg), or PHADs (1 mg/kg) prior to infection with S. aureus. All given IV. Bacterial counts assessed 3 days post infection. n = 7 to 10 animals per group. Pre-treatment with MPLA and PHAD(s) demonstrated improved pathogen clearance 3 days post infection Pre-treatment with MPLA and PHAD(s) demonstrated improved survival Hernandez, et. al. Phosphorylated Hexa-Acyl Disaccharides Augment Host Resistance Against Common Nosocomial Pathogens. DOI: 10.1097/CCM.0000000000003967 Pretreatment with PHADs Impart Protection from Gram Positive Bacterial Infection

Study Design: Mice received vehicle or 20 μg of LPS or 3D 6-Acyl PHAD via IP injection. Blood was harvested at 3 or 6 hours after treatment, processed for plasma extraction, and analyzed for cytokine concentrations. *p<0.05 compared to LPS. Results represent 2 separate experiments, n=5–10 per group. The Reduction of Pro-inflammatory Biomarkers (Cytokines) Support the Underlying Mechanism of PHAD Significant reduction in pro-inflammatory cytokines indicates TRIF-biased signaling via TLR4 stimulation with PHAD relative to LPS Hernandez, et. al. Phosphorylated Hexa-Acyl Disaccharides Augment Host Resistance Against Common Nosocomial Pathogens. DOI: 10.1097/CCM.0000000000003967

The Impact of Surgical-Site Infections (SSI) DOI:10.1001/jamasurg DOI:10.1086/676022 DOI: 10.1016/j.jamcollsurg.2016.10.029 ~€11bn represents the midpoint of the range discussed in WHO Global guidelines on the prevention of surgical site infection. Nov 2016 DOI: 10.1086/501572 Up to 30% Estimated SSI rate of patients undergoing colorectal surgery1 20% SSI rate of all health care-associated infections in US hospitals2 $11k-26k Cost of treatment per infection directly attributable to SSIs 7-11 days Additional post-operative hospital days for patients with SSIs2 2-11x Increased risk of death for SSI patient (up to 40% mortality after deep sternal infection)1 US $10bn; EU~€11bn Estimated SSI-related incremental annual hospital costs in the US and EU3,4,5 Surgical site infection (SSI) is the most common health care-associated infection following surgery and is associated with significant morbidity and mortality, transfer to an intensive care unit setting, prolonged hospitalizations, and hospital readmission6

Total US Addressable Market for REVTx-100 is over 6.3M Annual Procedures Surgeries in Hospital-Based Ambulatory Surgery and Hospital Inpatient Settings, 2014 Claudia A. Steiner, M.D., M.P.H., Zeynal Karaca, Ph.D., Brian J. Moore, Ph.D., Melina C. Imshaug, M.P.H., and Gary Pickens, Ph.D. Confidential Our strategy will be to seek approval for prevention of post surgical infection following operations of the digestive system. Initial clinical studies will be on patients undergoing colorectal surgery. Conservatively, if we treat 10% of the digestive system market: 3.8 M x 10% = 380,000 x $5k = $1.87 billion annual revenue potential.

REVTx-100 Program Development Plan The REVTx-100 program has potential utility across multiple indications Revelation plans to develop REVTx-100 as a treatment for multiple indications through Phase 3 Potential for strategic license and/or partner for commercialization Phase Target Indication1 Anticipated Timing Use of Data Phase 1a Healthy volunteers 2023 Support Phase 1b study for REVTx-100 and REVTx-300 programs Phase 1b Post-surgical infection (abdominal) 2024 Support Phase 2 study Phase 2 Post-surgical infection (abdominal) 2024/2025 Support Phase 3 study/Partnering discussion Potential for fast track and breakthrough designation Potential for orphan status

REVTx-100 Phase 1a/1b Draft Clinical Study Design 6 cohorts/8 subjects per cohort randomized 1:4 placebo vs drug: Phase 1a: Healthy volunteers1 Phase 1b: Patients undergoing elective abdominal colorectal surgery 30 subjects randomized 1:1:1 placebo: low dose group: high dose group Single ascending dose followed for 1 week Readouts: safety and biomarker assessments All doses 24 hours prior to surgery. Follow for 4 weeks Readout: safety and biomarker assessments, including infection rate, duration, and severity. 1. Only one Phase 1a study required to support both REVTx-100 and REVTx-300

Financial Overview

Management holdings Percent George Tidmarsh, M.D., Ph.D. (Chairman) 2.0% All other management 0.8% Total management 2.8% Cap Table Shares Common Stock Outstanding 6,048,863 Class C common stock warrants w/$5.36 exercise 1,108,260 Public Warrants w/$402.50 exercise (REVBW) 300,332 Warrants w/$24.20 weighted avg exercise1 343,753 Roll-over RSU’s 7,290 Options granted 9,581 Equity Pool (available for grant) 58,170 Fully Diluted 7,876,249 Financial Overview Includes (i) 238,096 Private Warrants w/exercise of $21.00, (ii) 4,738 Roll-over Warrants w/exercise of $93.90, (iii) 73,904 Common Stock Warrants w/exercise of $115.15, (iv) 10,347 Placement Agent Warrants w/exercise of $115.15, and 16,667 Placement Agent Warrants w/exercise of $26.25.

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